VIATRIS February 22, 2021 Exhibit 99.1

Forward Looking Statements This presentation contains "forward-looking statements." These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements with respect to 2021 financial guidance, diversity of and investment in and launches of portfolio and pipeline, strength and sustainability of cash flow, rapid deleveraging and commitment to investment grade credit rating, achievement of synergies, initiating a dividend and expected dividend amounts, executing on global restructuring program, 2021 being a trough year in terms of revenue, adjusted EBITDA and free cash flow, de-risked business profile, COVID impacts, debt repayments, long-term leverage ratio target and ranges, growth of free cash flows, robust governance for Global Healthcare Gateway® and maximizing value thereof, maintaining a strong balance sheet, segment reporting, profitability and performance, enhanced commercial footprint, tailwinds and headwinds, exiting TSAs and MSAs with Pfizer, and other statements about the transaction pursuant to which Mylan N.V. (“Mylan”) combined with Pfizer Inc.’s Upjohn business (the “Upjohn Business”) in a Reverse Morris Trust transaction (the “Combination”) and Upjohn Inc. (“Upjohn”) became the parent entity of the combined Upjohn Business and Mylan business and was renamed Viatris Inc. (“Viatris” or the “Company”) effective as of the closing date, the benefits and synergies of the Combination or our global restructuring program, future opportunities for the Company and its products and any other statements regarding the Company’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the integration of Mylan and the Upjohn Business or the implementation of the Company’s global restructuring program being more difficult, time consuming or costly than expected; the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Combination or its global restructuring program within the expected timeframe or at all or to successfully integrate Mylan and the Upjohn Business or implement its global restructuring program; operational or financial difficulties or losses associated with the Company’s reliance on agreements with Pfizer in connection with the Combination, including with respect to transition services; the possibility that the Company may be unable to achieve all intended benefits of its strategic initiatives; the potential impact of public health outbreaks, epidemics and pandemics, including the ongoing challenges and uncertainties posed by the COVID-19 pandemic; the Company’s failure to achieve expected or targeted future financial and operating performance and results; actions and decisions of healthcare and pharmaceutical regulators; changes in relevant laws and regulations, including but not limited to changes in tax, healthcare and pharmaceutical laws and regulations globally; the ability to attract and retain key personnel; the Company’s liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to the Company’s ability to bring new products to market, including but not limited to “at-risk launches”; success of clinical trials and the Company’s or its partners’ ability to execute on new product opportunities and develop, manufacture and commercialize products; any changes in or difficulties with the Company’s manufacturing facilities, including with respect to inspections, remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government inquiries or investigations, and the impact of any such proceedings on the Company; any significant breach of data security or data privacy or disruptions to our information technology systems; risks associated with having significant operations globally; the ability to protect intellectual property and preserve intellectual property rights; changes in third-party relationships; the effect of any changes in the Company’s or its partners’ customer and supplier relationships and customer purchasing patterns, including customer loss and business disruption being greater than expected following the Combination; the impacts of competition, including decreases in sales or revenues as a result of the loss of market exclusivity for certain products; changes in the economic and financial conditions of the Company or its partners; uncertainties regarding future demand, pricing and reimbursement for the Company’s products; uncertainties and matters beyond the control of management, including but not limited to general political and economic conditions and global exchange rates; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Viatris, see the risks described in the final information statement, dated August 6, 2020, which is attached as Exhibit 99.1 to Upjohn’s Current Report on Form 8-K filed on August 6, 2020. You can access this and Viatris’ filings with the SEC through the SEC website at www.sec.gov or through our website and Viatris strongly encourages you to do so. Viatris routinely posts information that may be important to investors on our website at investor.viatris.com, and we use this website address as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD). The contents of our website are not incorporated into this presentation. Viatris undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation other than as required by law.

Key References and U.S. GAAP Measures The measures described herein are calculated as indicated, are reflected as approximations and/or with rounding, and do not reflect final actual results or pro forma results in accordance with ASC 805 or Article 11 of Regulation S-X. Such measures also do not reflect the effect of any purchase accounting adjustments, including but not limited to the elimination of intercompany sales and the fair value of assets and liabilities. Viatris has not yet finalized or published its financial results for the year ended December 31, 2020. Estimated results are subject to change and actual results may differ materially from the preliminary estimates provided in this presentation. See also slide 2, “Forward Looking Statements”. In addition, adjusted EBITDA is a non-GAAP measure, see slide 5. “2020 Combined Preliminary Estimate”: With respect to revenue, refers to the sum of Viatris’ preliminary estimates for 2020 Viatris revenue plus Upjohn Business revenue for the period from January 1, 2020 through November 15, 2020 (i.e., the 2020 period prior to the closing of the Combination). With respect to adjusted EBITDA, refers to the sum of Viatris’ preliminary estimates for (1) Viatris GAAP net earnings (loss) adjusted for depreciation and amortization, restructuring, acquisition related and other special items and interest, tax, litigation, stock-based compensation and other expenses and (2) the Upjohn Business adjusted EBITDA for the period from January 1, 2020 through November 15, 2020 (i.e., the 2020 period prior to the closing of the Combination). “2020 Combined Preliminary Adjusted Estimate”: Refers to the 2020 Viatris + Pre-Combination Upjohn Combined Preliminary Estimate adjusted for certain items including required product divestitures in connection with the Combination, sales to Pfizer for pharmaceutical products provided under its U.S. healthcare plan and the unwinding of the Mylan/Pfizer Japan collaboration. “Combined Q3 2020 YTD Actuals”: Refers to the sum of the previously disclosed Mylan standalone results for the nine-months ended September 30, 2020 plus the standalone, carve-out results from the Upjohn Business for the nine months ended September 27, 2020 (i.e. prior to the closing of the Combination) as reported by Viatris on a Form 8-K/A dated January 29, 2021. See "GAAP/Non-GAAP Measures and Reconciliations" in the Appendix for a reconciliation of the combined adjusted EBITDA for the nine months ended September 30, 2020.

Key References and U.S. GAAP Measures (continued) As a result of the Combination and the integration of our portfolio across our regions, the Company expects to change its reportable segments from the historical Mylan segment presentation. (Mylan was the accounting acquiror in the Combination with the Upjohn Business and therefore the historical financial statements of Mylan for periods prior to the Combination are considered to be the historical financial statements of Viatris.) Viatris expects to provide financial information for reportable segments on a geographic basis, which is expected to include Developed Markets, Greater China, JANZ and Emerging Markets. Any segment-related information included in this presentation is based upon the company’s preliminary expected determination, which will be finalized upon the filing of the company’s Form 10-K for the year ended 12/31/2020. “2021E” refers to current Viatris 2021 budget. Certain U.S. GAAP Measures: Q3 2020 YTD Actual U.S. GAAP net earnings of $2,327 million 2020 Preliminary Estimated U.S. GAAP (loss) for Viatris of $(650) million*; 2021 U.S. GAAP Guidance Net Loss - $(100): $(300) million Net Cash provided by Operating Activities: $2,650 - $2,800 million 2021 U.S. GAAP Key Metrics Utilized for 2021 Guidance Gross margin as a % of revenue: 31.0 - 33.0% SG&A expenses as a % of revenue: 24.0 - 26.0% R&D expenses as a % of revenue: 3.8 - 4.0% Effective tax rate: 12.0 - 16.0% *Includes the impact of purchase accounting and significant transaction related costs related to closing the Combination in the 4th quarter 2020 and includes other preliminary estimated amounts, e.g. tax, that may differ materially from actual results.

Non-GAAP Financial Measures See slide 4 for certain U.S. GAAP measures. This presentation includes certain financial information that differs from what is reported under U.S. GAAP. These non-GAAP financial measures, including, but not limited to, adjusted EBITDA, leverage target, free cash flow, adjusted gross margin %, adjusted R&D % of total revenue, adjusted SG&A % of total revenue, adjusted effective tax rate , 2021E EBITDA margin, est. gross debt/2020E EBITDA, TEV/2021E EBITDA and dividend payout ratio, are presented in order to supplement investors’ and other readers’ understanding and assessment of the financial performance of Viatris. References to free cash flow are U.S. GAAP net cash provided by operating activities less capital expenditures. The stated forward-looking non-GAAP financial measure of Viatris ≤ 2.5x sustained leverage target is based on the ratio of (i) targeted long-term average debt and (ii) targeted long-term Credit Agreement Adjusted EBITDA. However, the Company has not quantified future amounts to develop this target but has stated its goal to manage long-term average debt and adjusted earnings and adjusted EBITDA over time in order to generally maintain or reach the target. This target does not reflect Company guidance. For the quarter ended September 30, 2020, Mylan’s Credit Agreement Adjusted EBITDA was based on the sum of (i) Mylan’s adjusted EBITDA for the quarters ended December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 and (ii) certain adjustments permitted to be included in Credit Agreement Adjusted EBITDA as of September 30, 2020 pursuant to the revolving credit facility dated as of July 27, 2018 (as amended, supplemented or otherwise modified from time to time), among Mylan Inc., as borrower, the Company, as guarantor, certain affiliates and subsidiaries of the Company from time to time party thereto as guarantors, each lender from time to time party thereto and Bank of America, N.A., as administrative agent (the “Credit Agreement”). Viatris is party to a credit agreement, dated June 16, 2020, by and among Viatris, certain lenders and issuing banks from time-to-time party thereto and Bank of America, N.A., as administrative agent, that going forward will permit similar adjustments as the Credit Agreement to be included in Credit Agreement Adjusted EBITDA for Viatris. For the quarter ended September 30, 2020, Mylan calculated adjusted EBITDA as U.S. GAAP net earnings (loss) adjusted for clean energy investments pre-tax loss, income tax (benefit) provision, interest expense and depreciation and amortization (to get to EBITDA) and further adjusted for share-based compensation expense, litigation settlements and other contingencies, net and restructuring, acquisition related and other special items to get to adjusted EBITDA. Mylan was the accounting acquiror in the Combination and therefore the historical financial statements of Mylan for periods prior to the Combination are considered to be the historical financial statements of Viatris. However, future non-GAAP financial measures used by Viatris may not be directly comparable to the historical Mylan non-GAAP financial measures set forth above. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-GAAP financial measures, if applicable, to their most directly comparable U.S. GAAP financial measures set forth in this presentation and the Appendix, and investors and other reasons should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP. See https://investor.viatris.com/financial-information/non-gaap-reconciliations for more information about non-GAAP financial measures.

Strategic Rationale & Guidance Update 2021 Guidance Update Integration and Restructuring on Track Launched Viatris without Business Interruption Executing on global restructuring program Right Starting Point for 2021 & Beyond 2021 trough year for Revenue, Adjusted EBITDA and Free Cash Flow Plan incorporates all known headwinds and tailwinds De-risked business profile through geographic and portfolio diversity, no major LOEs upcoming Well positioned to improve Free Cash Flow What Has Changed COVID impact on Revenue and Adjusted EBITDA guidance Delay in closing, significantly reduced initial cash position Accelerated restructuring and achievement of synergies from 4 to 3 years Capital Deployment Priorities 2021 dividend of 25% Free Cash Flow expected to be declared in May with first payment in June Maintain investment grade credit-rating; $6.5B of debt paydown by 2023 Long-term leverage target ratio of <2.5x (No share repurchases until 2.5x target is met) Continue investment in our pipeline and product launches through robust governance for Global Healthcare Gateway® Strategic Rationale Transformative Global Scale Diverse and Differentiated Portfolio and Pipeline Strong, Sustainable Cash Flow Rapid deleveraging and commitment to investment grade Focus on execution with $1B synergy target Dividend of ≥ 25% Free Cash Flow For non-GAAP measures, see slide 5.

Commitment to Transparent Disclosures Provided Feb 22nd 2020 Combined Preliminary Estimates for: Revenue (Global and by Segment) Adjusted EBITDA 2021 Financial Guidance New Segments* New Reporting Revenue Brands Complex Generics & Biosimilars Generics Top Products** Segment Profitability Revenue Brands Complex Generics & Biosimilars Generics Top Products** Segment Profitability Revenue Brands Complex Generics & Biosimilars Generics Top Products** Segment Profitability Revenue Brands Complex Generics & Biosimilars Generics Top Products** Segment Profitability Segments are preliminary, see slide 4. For non-GAAP measures, see slide 5. **Exception – the Company does not intend to disclose any products considered competitively sensitive. Emerging Markets Developed Markets JANZ Greater China

2021 Segment Dynamics

Developed Markets

Special Items	Headwinds	Tailwinds
• U.S. Perforomist LOE • U.S. Rebate Adjustment	• COVID • Normalized Base Business Erosion of 3-4%	• U.S. Yupelri Growth • New Product Launches • EU Aspen Thrombosis • Biosimilars

Emerging Markets

Special Items	Headwinds	Tailwinds
• Remdesivir	• Normalized Base Business Erosion ~2-3%	• Biosimilars • New Product Launches

JANZ

Special Items	Headwinds	Tailwinds
• Japan Lyrica LOE	• COVID • Normalized Base Business Erosion ~3-4%	• Adalimumab 1st Bx Launch in Japan • Authorized Generic Launches in Japan

Greater China

Special Items	Headwinds	Tailwinds
• Volume Based Procurement (VBP) Expansion • Universal Reimbursement Pricing	• Normalized Base Business Erosion ~Flat Excluding the Full Impact of VBP and URP Implementation	• Growing Healthcare Consumerism • Growth in Retail Channel by Leveraging Legacy Mylan Portfolio

Segments are preliminary, see slide 4.

VIATRIS™

This document contains proprietary information of Viatris Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited.
© 2021 Viatris Inc. All Rights Reserved. VIATRIS and the Viatris Logo are trademarks of Mylan Inc., a Viatris company.

8

Integration and Restructuring Underway to Accelerate $1B Cost Synergies Launched Viatris on November 16, 2020 with no business disruption Announced Significant Global Restructuring Program Up to 20% workforce reduction Announced 5 manufacturing sites to be closed/divested Identified additional 8 manufacturing sites to be closed/divested Executing Synergies Focused on: Overlapping commercial infrastructure Support functions infrastructure COGS and procurement Standing up and leveraging centers of excellence Exiting TSAs and MSAs with Pfizer, via Multi-year Program Accelerated Synergies from 4 to 3 Years, with ~$500 million in 2021

Financial Overview

2020 Combined Preliminary Adjusted Estimate Revenue ($M) Adjusted EBITDA ($M) Estimated results are preliminary and subject to change and actual results may differ materially from the preliminary estimates provided - see slides 4-5. For non-GAAP measures, see slide 5.

2021 Financial Guidance Key Assumptions COVID Continues to be a Headwind, Assumes Gradual Recovery Beginning in 2H 2021 Mid-single-digit Global Normalized Base Business Erosion China Universal Reimbursement Pricing (URP) Begins Q3 2021 Accelerated Genericization of Lyrica Japan FX Based on Early January 2021 Rates ~$500 million Synergy Realization No New Business Development Assumed ~$1.5 billion Cash Costs to Achieve Synergies and Other One-Time Cash Costs

Estimated Ranges Midpoint Revenue $17.2B - $17.8B $17.5B Adjusted EBITDA $6.0B - $6.4B $6.2B Free Cash Flow $2.0B - $2.3B $2.15B This document contains proprietary information of Viatris Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited. © 2020 Viatris Inc. All Rights Reserved. VIATRIS and the Viatris Logo are trademarks of Mylan Inc., a Viatris company. 2021 Financial Guidance Includes ~$1.5B Cash Costs to Achieve Synergies and Other One-Time Cash Costs Key Metrics Utilized for 2021 Guidance Key Metrics Utilized for 2021 Guidance Adjusted Gross Margin 58.0 - 59.0% Adjusted SG&A % of Total Revenue 20.5 - 21.5% Adjusted R&D % of Total Revenue 3.7 - 3.9% Net Cash Provided by Operating Activities $2.65B - $2.80B Capital Expenditures $0.50B - $0.65B Adjusted Effective Tax Rate 18.0 - 19.0% Shares Outstanding 1.209B – 1.213B For non-GAAP measures, see slide 5.

2021 Segment Revenue Expectations 2021E 2020 Combined Preliminary Adjusted Estimate Developed Markets Emerging Markets JANZ Greater China Emerging Markets JANZ Greater China 29% Europe 28% North America 33% Europe 27% North America Estimated results are preliminary and subject to change and actual results may differ materially from the preliminary estimates provided - see slides 3-4. Segments are preliminary, see slide 4. Percentages are provided on an estimated constant currency basis. Developed Markets

This document contains proprietary information of Viatris Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited. © 2020 Viatris Inc. All Rights Reserved. VIATRIS and the Viatris Logo are trademarks of Mylan Inc., a Viatris company. 2021 Revenue Guidance Walk U.S. Rebate Adjustment 17,500 New Product Revenue ($M) Note: New products defined as any new product launches in 2021, carryover impact of first 12-months of 2020 launches, and any newly acquired BD (e.g., Aspen) Estimated results are preliminary and subject to change and actual results may differ materially from the preliminary estimates provided - see slides 3-4.

Estimated results are preliminary and subject to change and actual results may differ materially from the preliminary estimates provided - see slides 3-4. For non-GAAP measures, see slide 5 2021 Adjusted EBITDA Guidance Walk *New Product GM Expected Expense Increases ($M) Note: New products defined as any new product launches in 2021, carryover impact of first 12-months of 2020 launches, and any newly acquired BD (e.g., Aspen) * Represents the YoY Gross Margin Impact

2021 Free Cash Flow Guidance

($M)	2021
2021 Adjusted EBITDA	**$6,000 - $6,400**
Interest Expense	~$700
Tax	~$875
Cash Costs to Achieve Synergies & Other One-Time Cash Costs	~$1,500
Net Working Capital	~$400
Capital Expenditures	~$575
2021 Free Cash Flow	**$2,000 - $2,300**

Commentary

- **2021 Cash Costs to Achieve Synergies & Other One-Time Cash Costs**
  - Cash Costs to Achieve Synergies
  - Litigation & Settlements
  - Integration Related Costs
  - Other Restructuring Related Items
- **2021 Expected Dividend Payment Framework**
  - Declared in May with payment in June
  - Payout based on midpoint of FCF guidance of $2,150M
    - Annualized dividend of ~$540M or ~$0.44 per share
    - Due to the timing of the initiation of the dividend we expect to make three payments in 2021 totaling $400M

For non-GAAP measures, see slide 5

VIATRIS™

This document contains proprietary information of Viatris Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited.
© 2021 Viatris Inc. All Rights Reserved. VIATRIS and the Viatris Logo are trademarks of Mylan Inc., a Viatris company.

17

Deliver on Commitments Dividend: Expect to initiate dividend in Q2 2021 and anticipate growing the dividend amount annually Debt Paydown: Debt repayment of ~$6.5B through year end 2023 Near-Term Execution Roadmap 2021 - 2023 Delever & Rebalance Expected Performance 2021 Trough Year Realize $1B Cost Synergies within 3 years Strong and Growing Free Cash Flow Maximize Unique Viatris Platform Fully Integrate the Business Continuing to Invest in Our Pipeline Realize Full Potential of Pipeline Launches Leverage Enhanced Commercial Footprint Maximize Value from Our Global Healthcare Gateway® Execution Transparency Accountability For non-GAAP measures, see slide 5

Appendix

VIATRIS Financial Profile

	Consumer Health Companies			Large Cap Pharma			VIATRIS	Spec Pharma / Generics Companies			
	P&G	Reckitt Benckiser	Colgate-Palmolive	Merck[6]	Novartis	Amgen	Viatris	teva	hikma.	Perrigo	amneal
Market Cap ($bn)	$326	$75	$67	$192	$204	$136	$22	$12	$8	$5	$1
2021E EBITDA Margin[1]	28%	26%	27%	43%	36%	57%	35%[7]	30%	28%	18%	24%
Est. Gross Debt / 2020E EBITDA[2] *	1.7x	3.5x	1.7x	1.3x	1.9x	2.2x	3.7x	5.3x	1.4x	4.2x	6.7x
Dividend Yield[3]	1.7%	2.8%	2.2%	3.1%	3.8%	2.8%	~2.4%[8]	⊗	1.6%	2.0%	⊗
Dividend Payout Ratio[4]	57%	50%	51%	59%	59%	40%	~25%	⊗	16%	47%	⊗
TEV / 2021E EBITDA[5] *	~16x	~18x	~16x	~9x	~11x	~10x	~7x[9]	~7x	~12x	~9x	~7x

* For non-GAAP measures.
Source: Company filings, Capital IQ.
Note: Market data as of 2/18/2021.
1 Consensus EBITDA estimate for calendar year 2021E, per Capital IQ as of 2/18/2021 divided by corresponding consensus estimate for calendar year 2021E revenue. Consensus estimates are not internal estimates. EBITDA estimates adjusted to reflect 2021E calendar year.; 2 Estimated gross debt / 2020E EBITDA based on consensus EBITDA estimates (see footnote 1) and estimated gross debt outstanding, calculated as short and long-term debt, plus other liabilities, as of the last reported publicly available filings.; 3 Dividend per share declared in the last 12 months divided by the company share price dated 2/18/2021; 4 Total dividend declared in the last 12 months divided by levered free cash flow in the last 12 months. Levered free cash flow calculated as net income plus depreciation and amortization less capital expenditures less changes in net working capital, as of the last reported publicly available filings. PRGO levered free cash flow normalized to exclude $202mm of goodwill impairment; For Viatris, assumes annualized dividend of 25% of free cash flow. 5 Based on consensus EBITDA estimates (see footnote 1); for Viatris, it refers to adjusted EBITDA.. Total enterprise value calculated as market capitalization plus debt outstanding less cash and cash equivalents plus non-controlling interest and less investment in affiliates as reported in the latest public filing; 6 Not pro forma for previously announced spin-off of Women's Health and other assets; 7 Based upon midpoints of Viatris 2021 guidance for revenue and adjusted EBITDA.; 8 Based up annualized dividend amount of $540mm, divided by share count of 1.210bn. 2.4% dividend yield based on current VIATRIS share price of $18.27 as of 2/18/2021. 9 Assumes debt of $25.1bn, $0.6bn cash balance and share count of 1.210bn; and midpoint of 2021 guidance for adjusted EBITDA.

VIATRIS™

This document contains proprietary information of Viatris Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited.
© 2021 Viatris Inc. All Rights Reserved. VIATRIS and the Viatris Logo are trademarks of Mylan Inc., a Viatris company.

20

Opportunity through Multiple Expansion to Deliver Shareholder Value Implied VIATRIS Share Price1 Illustrative Adjusted EBITDA* ($bn) Illustrative Total Enterprise Value2 / Adjusted EBITDA* $6.0 $6.2 $6.4 $6.6 $6.8 $7.0 7.5x $17 $18 $19 $21 $22 $23 8.5x $22 $23 $25 $26 $28 $29 9.5x $27 $29 $30 $32 $33 $35 10.5x $32 $34 $35 $37 $39 $41 11.5x $37 $39 $41 $43 $44 $46 * For non-GAAP measures, see slide 5. Note: Share price rounded to nearest dollar. 1 Assumes debt of $25.1bn, $0.6bn cash balance and share count of 1.210bn.;2 Total enterprise value calculated as market capitalization plus debt less cash and cash equivalents.; 3 Assumes share count of 1.210bn.

GAAP/Non-GAAP Measures and Metrics & Reconciliations

Management uses adjusted EBITDA, leverage target, free cash flow, adjusted gross margin %, adjusted R&D % of total revenue, adjusted SG&A % of total revenue and adjusted effective tax rate internally for forecasting, budgeting, measuring its operating performance, and/or incentive-based awards. Primarily due to acquisitions and other significant events which may impact comparability of our periodic operating results, Viatris believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results was limited to financial measures prepared only in accordance with U.S. GAAP. We believe that non-GAAP financial measures are useful supplemental information for our investors and when considered together with our U.S. GAAP financial measures and the reconciliation to the most directly comparable U.S. GAAP financial measure, provide a more complete understanding of the factors and trends affecting our operations. The financial performance of the Company is measured by senior management, in part, using adjusted metrics included herein, along with other performance metrics. In addition, the Company believes that including adjusted EBITDA is appropriate to provide additional information to investors to demonstrate the Company's ability to comply with financial debt covenants and assess the Company's ability to incur additional indebtedness. The Company also believes that adjusted EBITDA better focuses management on the Company's underlying operational results and true business performance and is used, in part, for management's incentive compensation. Also, set forth below, Viatris has provided reconciliations of certain non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable U.S. GAAP measures set forth below, and investors and other readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP.

Mylan Upjohn Business Combined 245.9 2,081.0 2,326.90 37.4 - 37.4 46.4 269.0 315.4 353.4 224.0 577.4 1,263.0 237.0 1500.0 $ 1,946.1 $ 2,811.0 $ 4,757.1 49.8 50.0 99.8 36.5 59.0 95.5 606.6 41.0 647.6 $ 2,639.0 $ 2,961.0 $ 5,600.0 Net Earnings to Adjusted EBITDA (Unaudited; in millions) Litigation settlements and other contingencies, net Restructuring, acquisition related and other special items  Adjusted EBITDA EBITDA Add adjustments: Share-based compensation expense Income tax provision Interest expense  Depreciation and amortization  U.S. GAAP net earnings Add adjustments: Clean energy investments pre-tax loss Nine Months Ended September 30, 2020

2021 Non-GAAP Financial Metrics The Non-GAAP financial metric Adjusted Gross Margin as a percentage of Revenues excludes the impact of Depreciation and Amortization, the Amortization of the Inventory Fair Value Adjustment from the Combination and certain Restructuring and Acquisition Related Costs when compared to the GAAP Gross Margin as a percentage of Revenues. The Non-GAAP financial metric Adjusted R&D as a percentage of Revenues excludes the impact of certain Restructuring and Acquisition Related Costs and other items when compared to the GAAP R&D as a percentage of Revenues. The Non-GAAP financial metric Adjusted SG&A as a percentage of Revenues excludes the impact of certain Restructuring and Acquisition Related Costs and other items when compared to the GAAP SG&A as a percentage of Revenues. The Non-GAAP financial metric Adjusted Effective Tax Rate percentage the impact of non-GAAP adjustments and other tax related items when compared to the GAAP Effective Tax Rate percentage.